Exhibit 10.3

SECURITY AGREEMENT

1.           Identification.

This Security Agreement (the “Agreement”), dated as of October 22, 2012 is entered into by and between Airtronic USA, Inc. an Illinois corporation (“ Debtor ”) and Global Digital Solutions, Inc., a New Jersey corporation (the “Lender”).

2.           Recitals.

2.1        At or about the date hereof, the Lender is making a loan (the “Loan”) to Debtor. It is beneficial to Debtor that the Loan is made.

2.2        The Loan will be evidenced by one or more secured promissory notes (“ Notes ”) issued by Debtor to Lender on the dates set forth on the Notes pursuant to a debtor in possession note purchase agreement (the “Purchase Agreement”) to which Debtor and the Lender are parties. The Notes are in an original principal amount of $750,000 and a Maximum Amount of up to $2,000,000 and were or will be executed by Debtor as “Debtor” or “Debtor” for the benefit of the Lender as the “Lender” or “Payee” thereof.

2.3        In consideration of the Loan made and to be made by the Lender to Debtor and for other good and valuable consideration, and as security for the performance by Debtor of its obligations under the Notes, and as security for the repayment of the Loan and all other sums due from Debtor to the Lender arising under the Loan Documents (as defined in the Purchase Agreement) and any other agreement between or among them, Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Lender a first priority security interest senior to all other security interests in the Collateral (as such term is defined in the Purchase Agreement and further hereinafter defined), on the terms and conditions hereinafter set forth. Obligations (as defined in the Purchase Agreement) include all future advances and loans by the Lender to Debtor that may be made pursuant to the Purchase Agreement or any other agreements.

2.4        Capitalized terms not defined and employed herein shall have the meanings attributed to them in the Purchase Agreement and/or the Notes.

3.         Creation of Security.

3.1        Grant of Security Interest.

(a)        The Debtor hereby grants to Lender, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by such Borrower of each of its covenants and duties under the Loan Documents. The Lender’s Liens in and to the Collateral shall attach to all Collateral and be perfected without further act on the part of Lender or the Debtor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, the Company has no authority, express or implied, to dispose of any item or portion of the Collateral.

(b)        The Debtor confirms that the security interests granted hereunder extend to all Collateral, whether arising or acquired prior to, on or after the Closing Date and secure all Obligations, whether arising prior to, on or after the Closing Date. Furthermore, to secure the payment and performance of the Obligations (whether arising prior to, on or after the Closing Date), including, without limitation, all renewals, extensions, restructurings and refinancings of any or all of the Obligations, the Debtor hereby grants to Lender, a continuing security interest, Lien and mortgage in and to all of the right, title and interest of the Company, as a pre-petition debtor and debtor-in-possession, in the Collateral, whether arising or acquired prior to, on or after the Closing Date and regardless of where located, including, without limitation, (i) all causes of action and claims of the Company’s estate against third parties, including, without limitation, claims of the Company as debtor-in-possession under the Bankruptcy Code; provided, that with respect to any Avoidance Actions, the security interest granted hereunder shall be limited to the proceeds thereof and (ii) all additions and accessions to, substitutions for, and replacements, rents, profits , products and proceeds of any of the foregoing, including, without limitation, the proceeds of any insurance policies covering any of the above -described property. As provided in the Financing Order, (i) the Obligations shall have the highest administrative priority under Section 364(c)(1) of the Bankruptcy Code, and shall have priority over all other costs and expenses of administration of any kind, including, without limitation, those specified in, or ordered pursuant to, Sections 105, 326, 330, 331, 503(b), 506(c), 507(b) or 726 or any other provision of the Bankruptcy Code or otherwise (whether incurred in any Bankruptcy Code, or in any other proceedings related thereto), and shall at all times be senior to the rights of the Company, any successor trustee or estate representative in any Bankruptcy Case or any subsequent case or proceeding under the Bankruptcy Code and have the highest administrative priority under Section 364(c)(1) of the Bankruptcy Code and (ii) the liens securing the Obligations will constitute first priority liens under Section 364(c)(2) of the Bankruptcy Code in and to all Collateral, notwithstanding any valid, perfected, enforceable and non-avoidable lien in existence as of the Closing Date which shall be subordinate to the lien of the Lender.

3.2        Instruments. In the event that any Collateral, including proceeds, is evidenced by or consists of an Instrument, and if and to the extent that perfection or priority of Lender’s security interest is dependent on or enhanced by possession, the Debtor, immediately upon the request of Lender, shall endorse and deliver physical possession of such Instrument to Lender.

3.3        Collection of Accounts, General Intangibles, and Chattel Paper. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender’s designee may (a) notify Account Debtors of Debtor that the Accounts, Chattel Paper, or General Intangibles have been assigned to Lender or that Lender has a security interest therein, or (b)collect the Accounts, Chattel Paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Debtor agrees that it will hold in trust for Lender, as Lender’s trustee, any Collections that it receives and immediately will deliver said Collections to Lender in their original form as received by such Borrower.

3.4        Delivery of Additional Documentation Required. At any time upon the request of Lender, Debtor shall, at its own expense, deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the “Additional Documents”) that Lender may request in its absolute discretion, in form and substance satisfactory to Lender, to perfect and continue perfected or better perfect the Lender’s Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Lender in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, Debtor authorizes Lender to execute any such additional documents in Debtor’s name and authorizes Lender to file such executed additional documents in any appropriate filing office. In addition, on such periodic basis as Lender shall require, Debtor shall (a) provide Lender with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Debtor during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by Debtor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Debtor’s’ ownership thereof, and (c) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

3.5        Power of Attorney. Debtor hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender’s officers, employees, or agents designated by Lender) as Debtor’s true and lawful attorney, with power to (a) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 3.4, sign the name of such Borrower on any of the documents described in Section 3.4, (b) at any time that an Event of Default has occurred and is continuing, sign Debtors name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse Debtors name on any Collection item that may come into Lender’s possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Debtors policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary. The appointment of Lender Debtor’s attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Lender’s obligations to extend credit hereunder are terminated.

3.6        Right to Inspect. Lender and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and Records and to check, test, and appraise the Collateral in order to verify Debtor’s financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

The Lender is hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated or otherwise, and after the occurrence of an Event of Default (as defined in the Notes and the Purchase Agreement) and the expiration of any applicable cure period, to transfer any Collateral into the name of the Lender and to take any and all action deemed advisable to the Lender to remove any transfer restrictions affecting the Collateral.

4.         Distribution.

4.1        So long as an Event of Default does not exist, subject to the terms and conditions of this Security Agreement, the Purchase Agreement and the Notes, Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lender and does not impair the Collateral.

4.2        At any time an Event of Default exists or has occurred and is continuing, all rights of Debtor, upon notice given by the Lender, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to Section 4.1, shall cease and all such rights shall thereupon become vested in the Lender, which shall thereupon have the sole right to exercise such voting power and receive such payments.

All dividends, distributions, interest and other payments which are received by Debtor contrary to the provisions of Section 4.2 shall be received in trust for the benefit of the Lender as security and Collateral for payment of the Obligations, shall be segregated from other funds of Debtor, and shall be forthwith paid over to the Lender as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Collateral and as further collateral security for the Obligations.

5.          Further Action By Debtor; Covenants and Warranties.

5.1        Subject to the terms of this Agreement, the Purchase Agreement and the Notes, Lender at all times shall have a perfected security interest in the Collateral. Debtor represents that, other than the security interests as set forth on Schedule 5.1, it has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. the Lender’s security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of the Lender , subject only to the security interests described on Schedule 5.1. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by the Lender to establish, maintain and continue the perfected security interest of the Lender in the perfected Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by the Lender from time to time to establish and determine the validity and the continuing priority of the security interest of the Lender, and also pay all other claims and charges that, in the opinion of the Lender are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or the Lender ’ security interests therein.

5.2        Except (i) in connection with sales of Collateral, in the ordinary course of business, for fair value and in cash and (ii) for Collateral which is substituted by assets of identical or greater value (subject to the consent of the Lender) or which is inconsequential in value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of the Lender other than a transfer of the Collateral to a wholly-owned United States formed and located subsidiary on prior notice to the Lender, and provided the Collateral remains subject to the security interest herein described. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that the Lender consent to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business and as described above shall be free of the security interest of the Lender and the Lender shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtor to evidence or effectuate the same.

5.3        Debtor will, at all reasonable times during regular business hours and upon reasonable notice, allow the Lender or its representatives free and complete access to the Collateral and all of Debtor’s records that in any way relate to the Collateral, for such inspection and examination as the Lender reasonably deem necessary.

5.4        Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of the Lender hereunder, and the Collateral against the claims and demands of all other persons.

5.5        Debtor will promptly notify the Lender of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of the Lender under this Security Agreement in any material respect.

5.6        Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property, which insurance shall be of the types customarily insured against by companies in the same or similar business, similarly situated, in such amounts (with such deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated. Debtor shall make the Lender loss payee thereon to the extent of its interest in the Collateral. the Lender are hereby irrevocably (until the Obligations are indefeasibly paid in full) appointed Debtor’s attorney-in-fact to endorse any check or draft that may be payable to Debtor so that the Lender may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and exp enses incurred or paid by the Lender in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

5.7        In order to protect the Collateral and the Lender’ interest therein, the Lender may, at the Lender’ option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor upon Debtor’s failure to do so. All amounts expended by the Lender in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to the Lender upon demand and shall bear interest at the lesser of 12% per annum or the highest legal amount allowed from the dates of such expenditures until paid.

5.8        Upon the request of the Lender, Debtor will furnish to the Lender within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to the Lender, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by the Lender of this Security Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by Debtor, if any, to be endorsed in form satisfactory to the Lender or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to the Lender within ten (10) calendar days after request therefor by the Lender.

5.9        Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lender may reasonably require to perfect their security interest hereunder.

5.10      Debtor represents and warrants that they are the true and lawful exclusive owners of the Collateral, free and clear of any liens, encumbrances and claims other than those listed on Schedule 5.1.

5.11      Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Lender, except to a subsidiary organized and located in the United States on prior notice to the Lender provided the Collateral remains subject to the security interest herein described.

Debtor will notify the Lender within ten (10) days of the occurrence of any change of Debtor’s name, domicile, address or jurisdiction of incorporation. The timely giving of this notice is a material obligation of Debtor.

6.         Performance By The Lender.

If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Lender may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Lender incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 9.1 hereof. No discretionary right, remedy or power granted to the Lender under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Lender with respect thereto, such rights, remedies and powers being solely for the protection of the Lender.

7.          Event of Default.

An event of default (“Event of Default”) shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, in the Notes and the Purchase Agreement, and any other agreement to which Debtor and the Lender are parties. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lender, and the Lender may dispose of Collateral as provided below. A default by Debtor of any of its material obligations pursuant to this Agreement shall be an Event of Default hereunder and an “Event of Default” as defined in the Notes and Purchase Agreement.

8.          Disposition of Collateral.

Upon and after any Event of Default which is then continuing,

8.1        The Lender may exercise their rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for, in order to satisfy the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Lender shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

8.2        If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) business days prior written notice (which Debtor agrees is reasonable notice within the meaning of Section the Code) shall be given to Debtor of the time and place of any sale of Collateral which Debtor hereby agrees may be by private sale. The rights granted in this Section are in addition to any and all rights available to the Lender under the Uniform Commercial Cod e.

8.3        The Lender is authorized, at any such sale, if the Lender deem it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Lender deem advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

8.4        All proceeds received by the Lender in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Lender pursuant to Paragraph 9.1 hereof) against the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lender incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Lender to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, the Lender may purchase the Collateral and pay for such purchase by offsetting the purchase price with sums owed to the Lender by Debtor arising under the Obligations or any other source.

8.5        Rights of the Lender to Appoint Receiver. Without limiting, and in addition to, any other rights, options and remedies the Lender have under the Transaction Documents, the UCC, at law or in equity, or otherwise, upon the occurrence and continuation of an Event of Default, the Lender shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction. Debtor expressly agrees that such a receiver will be able to manage, protect and preserve the Collateral and continue the operation of the business of Debtor to the extent necessary to collect all revenues and profits thereof and to apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, until a sale or other disposition of such Collateral shall be finally made and consummated. Debtor waives any right to require a bond to be posted by or on behalf of any such receiver.

9.          Miscellaneous.

9.1        Expenses. Debtor shall pay to the Lender, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Lender may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lender hereunder or with respect to any or all of the Obligations upon breach or threatened breach; (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Lender, and (d) such other Lender Expenses.

9.2        Waivers, Amendment and Remedies. No course of dealing by the Lender and no failure by the Lender to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lender. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom shall, in any event, be effective unless contained in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lender, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lender from time to time in such order as the Lender may elect.

9.3        Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To the Debtor:
Airtronic USA, Inc.
1860 Jarvis Avenue
Elk Grove Village, IL 60007
Attention: Merriellyn Kett

With a copy (which shall not constitute notice) to:
Ginsberg Jacobs LLC
300 South Wacker Drive, Suite 2750
Chicago, IL 60606
Attn: Matthew R. Zakaras

and to:

Swanson, Martin & Bell, LLP
2525 Cabot Drive, Suite 204
Lisle, IL 60532
Attn: Charles S. Stahl, Jr.

To Lender:
Global Digital Solutions, Inc.
9477 Greenback Lane
Folsom, CA 95630
Attention: William Delgado

With a copy (which shall not constitute notice) to:
Global Digital Solutions, Inc.
14 Saint George Pl.
Palm Beach Gardens, FL 33418
Attn: David Loppert

Any party may change its address by written notice in accordance with this paragraph.

9.4        Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor, and its successors and permitted assigns; and(c) inure to the benefit of the Lender and its successors and assigns.

9.5        Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions of this agreement and have no legal or other significance whatsoever.

9.6        Governing Law; Venue; Severability.

(a)           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to the principles of conflicts of law thereof. Each of the Debtor and the Lender agree that all legal proceedings concerning the interpretations, enforcement and defense of this Agreement shall be commenced in the state and federal courts sitting in the County of Cook County, State of Illinois; (the “Illinois Courts”); provided, however, that any suit seeking enforcement against any Collateral or other property may be brought, at Lender’s option, in the courts of any jurisdiction where Lender elects to bring such action or where such Collateral or other property may be found. Debtor and Lender waive, to the extent permitted under applicable law, any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent an y proceeding is brought in accordance with this Section 9.6(a).

(b)           Except as set forth above, each of the Debtor and the Lender hereby irrevocably submit to the exclusive jurisdiction of the Illinois Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Agreement) , and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each of the Debtor and the Lender hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Debtor and the Lender hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

9.7        Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

9.8       Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

10.        Termination; Release. When the Obligations have been indefeasibly paid and performed in full pursuant to the terms of the Notes and the Purchase Agreement, this Agreement shall be terminated, and the Lender, at the request and sole expense of the Debtor, will execute and deliver to the Debtor the proper instruments (including UCC termination statements) acknowledging the termination of the Security Agreement, and duly assign, transfer and deliver to the Debtor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral, as may be in the possession of the Lender.

11.        Lender Powers.

11.1      Lender Powers. The powers conferred on the Lender hereunder are solely to protect the Lender’s interest in the Collateral and shall not impose any duty on it to exercise any such powers. Lender hereby agrees to comply with the International Trafficking in Arms Regulations, ATF regulations, DDTC regulations and any related regulations (collectively, the “Applicable Regulations”), and to the extent any terms and provisions in this Agreement, including the granting of any powers or authority, contravene any Applicable Regulations, such terms and provisions are hereby limited to conform with such Applicable Regulations. To the extent the terms and provisions in this Section conflict with any other provisions in this Agreement, the terms in this Section will prevail.

11.2     Reasonable Care. The Lender is required to exercise reasonable care in the custody and preservation of any Collateral in its possession; provided, however, that the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purposes as any owner thereof reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

"DEBTOR" AIRTRONIC USA, INC

By:	/s/ Merriellyn Kett
Printed Name: Merriellyn Kett
Printed Title: CEO

"LENDER" GLOBAL DIGITAL SOLUTIONS, INC.

By:
Printed Name:
Printed Title:

IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

"DEBTOR" AIRTRONIC USA, INC

By:
Printed Name:
Printed Title:

"LENDER" GLOBAL DIGITAL SOLUTIONS, INC.

By:	/s/ William J. Delgado
Printed Name: William J. Delgado
Printed Title: CEO

Schedule 5.1

Security Interests